Ex-10.46

                        FIRST AMENDMENT TO LOAN AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AGREEMENT ("Amendment") is made as of January 11, 2002 ("First Amendment Date") by and between FRIT PRT LENDING LLC, a Delaware limited liability company ("Lender"), PRIME RETAIL, L.P., a Delaware limited partnership, having an office at 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 ("Borrower"), OUTLET VILLAGE OF HAGERSTOWN LIMITED PARTNERSHIP, a Delaware limited partnership, having an office at 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 ("Hagerstown LP") and PRIME HAGERSTOWN LAND, L.L.C., a Delaware limited liability company, having an office at 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 ("Hagerstown Land").

                              W I T N E S S E T H:

     WHEREAS, Lender and Borrower have entered into that certain Loan Agreement, dated as of December 22, 2000 (the "Original Loan Agreement", and as amended by this Amendment, the "Loan Agreement"), providing for a loan to Borrower in the original amount of $90,000,000.00 (the "Loan");

     WHEREAS, Borrower has requested that Lender release certain collateral, as more particularly described herein, and to terminate all of the Hagerstown LP Obligations (as hereinafter defined) under the Loan Documents;

     WHEREAS, Lender has agreed to release such collateral and terminate the obligations of Hagerstown LP under the Loan Documents, in accordance with and subject to satisfaction of the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto amend the Loan Agreement, and covenant and agree, as follows:

     1. Defined Terms. Terms used herein and not defined herein shall have the meanings provided therefor in the Original Loan Agreement. In addition, references in this Amendment to the "Hagerstown Escrow Funds" shall mean and refer to the funds in the "Escrow Account" and the "Project Account" as defined and referred to in that certain Modification Agreement dated as of January 11, 2002, by and among Mercantile-Safe Deposit and Trust Company ("Merc"), Prime Retail Finance VI, L.L.C. ("Finance VI"), Hagerstown LP, Prime Retail, L.P., Hagerstown Outlets, L.L.C., Hagerstown Land and Hagerstown Outlets Subsidiary, L.L.C.

     2. Hagerstown Collateral Release. Effective as of the date hereof, Lender agrees: (i) to release and hereby releases the pledge of partnership interests in Hagerstown LP made by Borrower and Prime Retail, Inc. pursuant to those certain Partnership and Membership Pledge and Security Agreements executed by Borrower and Prime Retail, Inc., respectively, and each dated December 22, 2000;
(ii) to release and hereby releases the pledge of all of the membership interests in Finance VI made by Hagerstown LP pursuant to that certain Membership Interest Pledge and Security Agreement dated December 22, 2000; (iii) to release from the Hagerstown Third Mortgage all real property except for the three outparcels which are being conveyed from Hagerstown LP to Hagerstown Land as of the date hereof; and (iv) to file of record such financing statements and other documents as may be required to reflect the foregoing releases, amendments and terminations. Lender, Hagerstown LP and Borrower agree that the Hagerstown Escrow Funds shall be disbursed to Lender and treated as additional Asset Disposition Net Proceeds under the Loan Agreement, applied to pay down the Loan and the Additional Fee associated therewith, and Lender, Hagerstown LP and Borrower shall and hereby do direct Merc to transfer such funds accordingly:

     3. Termination of Hagerstown LP Obligations. Effective as of the date hereof, Hagerstown LP shall have no further obligations under any of the Loan Documents, including, without limitation, those specified on Exhibit A attached hereto. Notwithstanding the foregoing release of Hagerstown LP, it is expressly understood and agreed that the obligations of all parties to the Loan Documents other than Hagerstown LP shall remain in full force and respect.

     4. BRWH Pledge. Borrower hereby agrees to use all reasonable efforts to obtain, no later than sixty days from the date hereof, the consent of the following parties in order to permit the pledge to Lender of all of the rights to operating, non-operating and other distributions as and when made arising out of the joint venture interests held by BRWH, L.L.C. in Triple Outlet World Joint Venture, a Florida Joint Venture ("BRWH Pledge"), but not any other voting, consent or (unless otherwise approved by the other joint venterer in Triple
Outlet World Joint Venture) other rights, and upon obtaining such consent to grant to Lender the BRWH Pledge in Lender's form as further security for the
Loan: (i) the holder(s) of the mortgage loan(s) made to Birch Run Outlets II, L.L.C. on or about August 16, 2001; and (ii) the holder(s) of the mortgage loan(s) made to Williamsburg Outlets, L.L.C. (as evidenced by the deed of trust most recently amended on or about October 19, 2001). Borrower hereby agrees to use all reasonable efforts to obtain, no later than sixty days from the date hereof, the consent of the holder(s) of the mortgage loan(s) made to Birch Run Outlets II, L.L.C. on or about August 16, 2001 to the pledge of the 99% non-managing membership interest held by the Borrower in BRWH, L.L.C (the "BRWH Membership Pledge"), and upon obtaining such consent to grant to Lender the BRWH Membership Pledge in Lender's form as further security for the Loan. Borrower hereby represents and warrants to Lender that no other consents, excepting those previously obtained or obtained simultaneously herewith, are required for the BRWH Pledge, the BRWH Membership Pledge or the enforcement thereof.

     5. Joinder and Assumption. Hagerstown Land shall be an additional Subsidiary Guarantor, Expanded Property Owner and Loan Party for all purposes under the Loan Agreement and the other Loan Documents. Hagerstown Land hereby absolutely and unconditionally (i) joins as and becomes a party to the Guaranty and the Loan Agreement, becoming a party to the Guaranty and the Loan Agreement as an additional Guarantor thereunder, (ii) assumes, as the joint and several obligation of Hagerstown Land and each other Guarantor signatory thereto, all of the obligations, liabilities and indemnities of each Guarantor under the Guaranty and the Loan Agreement, and (iii) covenants and agrees to be bound by and adhere to all of the terms, representations, warranties, covenants, agreements and conditions contained in the Guaranty and, with respect to each Guarantor, under the Loan Agreement. Hagerstown Land further hereby absolutely and unconditionally (a) joins as and becomes a party to the Environmental Indemnity, becoming a party to the Environmental Indemnity as an additional Indemnitor (as defined in the Environmental Indemnity) thereunder, (b) assumes, as the joint and several obligation of Hagerstown Land and each other Indemnitor signatory thereto, all of the obligations, liabilities and indemnities of each Indemnitor under the Environmental Indemnity, and (c) covenants and agrees to be bound by and adhere to all of the terms, representations, warranties, covenants, agreements and conditions contained in the Environmental Indemnity. Hagerstown Land further hereby absolutely and unconditionally (1) joins as and becomes a party to the Omnibus Cash Flow Pledge Agreement, becoming a party to the Omnibus Cash Flow Pledge Agreement as an additional Assignor (as defined in the Omnibus Cash Flow Pledge Agreement) thereunder, (2) assumes, as the joint and several obligation of Hagerstown Land and each other Assignor signatory thereto, all of the obligations, liabilities and indemnities of each Assignor under the Omnibus Cash Flow Pledge Agreement, and (3) covenants and agrees to be bound by and adhere to all of the terms, representations, warranties, covenants, agreements and conditions contained in the Omnibus Cash Flow Pledge Agreement. Hagerstown Land further hereby absolutely and unconditionally (X) joins as and becomes a party to the Omnibus Negative Pledge Agreement, becoming a party to the Omnibus Negative Pledge Agreement as an additional Negative Pledgor (as defined in the Omnibus Negative Pledge Agreement) thereunder, (Y) assumes, as the joint and several obligation of Hagerstown Land and each other Negative Pledgor signatory thereto, all of the obligations, liabilities and indemnities of each Negative Pledgor under the Omnibus Negative Pledge Agreement, and (Z) covenants and agrees to be bound by and adhere to all of the terms, representations, warranties, covenants, agreements and conditions contained in the Omnibus Negative Pledge Agreement. Hagerstown Land hereby represents and warrants that each of the representations and warranties contained in the Loan Agreement, Guaranty, Environmental Indemnity, Omnibus Cash Flow Pledge Agreement and Omnibus Negative Pledge Agreement (collectively, the "Joinder Loan Documents") are true and correct as to Hagerstown Land. Nothing contained herein is intended to or shall limit, impair, terminate or revoke the obligations of any other party to the Joinder Loan Documents (other than with respect to Hagerstown LP as set forth above), and such obligations shall continue in full force and effect in accordance with the terms and provisions of the Joinder Loan Documents.

     6. Loan Documents. This Amendment and all of the documents executed in connection herewith shall constitute Loan Documents.

     7. Ratification. All of the representations and warranties set forth in the Loan Documents are true and correct as of the date hereof as if made on the date hereof. The Loan Agreement (as amended hereby) and the other Loan Documents are hereby ratified and remain in full force and effect.

     8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     9. Governing Law. This Amendment shall be governed by the laws of the State of New York.
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                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first above written.


                               LENDER:


                               FRIT PRT LENDING LLC,
                               a Delaware limited liability company


                               By:  ____________________________________________

                               Name:  __________________________________________
                               Title: Authorized Signatory

The  undersigned  Assignee and Co-Lender  hereby  consents to and authorizes the
execution  and  delivery  of  the  foregoing   Amendment  and  the  transactions
referenced therein.



                               GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation


                               By:  ____________________________________________

                               Name:  __________________________________________
                               Title: Authorized Signatory

                               BORROWER:

                               PRIME RETAIL, L.P.,
                               a Delaware limited partnership

                               By: PRIME RETAIL, INC.,
                                   its general partner

                               By:  ____________________________________________
                               Name:
                               Title:


                               HAGERSTOWN LP:

                               OUTLET VILLAGE OF HAGERSTOWN LIMITED PARTNERSHIP, a Delaware limited partnership

                               By:  Triple Outlet World Joint Venture,
                                    its sole member,

                               By: BRWH, L.L.C., venturer

                               By:  PRIME RETAIL, L.P.,
                                    managing member

                               By:  Prime Retail, Inc.,
                                    general partner

                               By:  ____________________________________________
                               Name:
                               Title:


                               HAGERSTOWN LAND:

                               PRIME HAGERSTOWN LAND, L.L.C.,
                               a Delaware limited liability company

                               By:  PRIME RETAIL, L.P.,
                               a Delaware limited partnership,
                               its sole member

                               By:  PRIME RETAIL, INC.,
                                    a Maryland corporation,
                                    its general partner

                               By:  ____________________________________________
                               Name:
                               Title:

                              CONSENT OF GUARANTOR

     The undersigned, each being a Guarantor (as defined in the Loan Agreement referred to in the foregoing Amendment) and party to certain other Loan Documents (as defined in the Loan Agreement referred to in the foregoing Amendment) do hereby consent to the foregoing Amendment, and ratify and affirm that the Guaranty and such other Loan Documents as have been heretofore executed by each of the undersigned remains in full force and effect for the benefit of Lender under the Loan Agreement, as amended by the foregoing Amendment.

     IN WITNESS WHEREOF, the undersigned have each executed and delivered this Consent of Guarantor effective as of the date of the foregoing Amendment.

                                   GUARANTORS:



                               PRIME RETAIL, INC.,
                               a Maryland corporation


                               By:  ____________________________________________
                               Name:
                               Title:


                               PRIME RETAIL CAPITAL I, L.L.C.,
                               a Delaware limited liability company


                               PRIME RETAIL, L.P.,
                               a Delaware limited partnership,
                               its managing member

                               By:  PRIME RETAIL INC.,
                                    a Maryland corporation,
                                    its general partner

                               By:  ____________________________________________
                               Name:
                               Title:

                               PRIME BELLPORT LAND, L.L.C.,
                               a Delaware limited liability company



                               By:  PRIME RETAIL, L.P.,
                                    a Delaware limited partnership,
                                    its managing member

                               By:  PRIME RETAIL INC.,
                                    a Maryland corporation,
                                    its general partner

                               By:  ____________________________________________
                               Name:
                               Title:

                               PRIME WAREHOUSE ROW LIMITED PARTNERSHIP, an Illinois limited partnership


                               By:  PRIME RETAIL, L.P.,
                                    a Delaware limited partnership,
                                    its general partner


                               By:  PRIME RETAIL, INC.,
                                    a Maryland corporation,
                                    its general partner

                               By:  ____________________________________________
                               Name:
                               Title:



                               SUN COAST FACTORY SHOPS LIMITED PARTNERSHIP,
                               a Delaware limited partnership
                               By:  PRIME RETAIL, L.P.,
                                    a Delaware limited partnership,
                                    its general partner


                               By:  PRIME RETAIL, INC.,
                                    a Maryland corporation,
                                    its general partner

                               By:  ____________________________________________
                               Name:
                               Title:

                               PRIME OUTLETS AT SAN MARCOS II LIMITED
                               PARTNERSHIP,
                               a Delaware limited partnership

                               By:  PRIME RETAIL, L.P.,
                                    a Delaware limited partnership,
                                    its general partner

                               By:  PRIME RETAIL, INC.,
                                    a Maryland corporation,
                                    its general partner

                               By:  ____________________________________________
                               Name:
                               Title:


                               CHESAPEAKE DEVELOPMENT LIMITED PARTNERSHIP, a Delaware limited partnership


                               By:  PRIME RETAIL, L.P.,
                                    a Delaware limited partnership,
                                    its general partner


                               By:  PRIME RETAIL, INC.,
                                    a Maryland corporation,
                                    its general partner

                               By:  ____________________________________________
                               Name:
                               Title:

                                    EXHIBIT A



1.      Loan Agreement;

2.      Omnibus Cash Flow Pledge Agreement;

3.      Omnibus Negative Pledge Agreement;

4.      Environmental Indemnity Agreement; and

5.      Guaranty.



All of the above-referenced documents are each dated as of December 22, 2000.